UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒                                 Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Brookdale Senior Living Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903 Brookdale Senior Living Inc. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on June 20, 2023 For Stockholders of record as of April 24, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/BKD To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/BKD Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 9, 2023. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/BKD TELEPHONE (866) 648-8133 * E-MAILpaper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Brookdale Senior Living Inc. Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Tuesday, June 20, 2023 10:00 AM, Central Time Brookdale Senior Living Inc. 111 Westwood Place, Brentwood, TN 37027 SEE REVERSE FOR FULL AGENDA

Brookdale Senior Living Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 4 ON PROPOSAL 3, THE BOARD RECOMMENDS THAT FUTURE ADVISORY VOTES TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION BE HELD EVERY 1 YEAR. PROPOSAL 1. Election of Directors 1.01 Jordan R. Asher 1.02 Lucinda M. Baier 1.03 Marcus E. Bromley 1.04 Frank M. Bumstead 1.05 Victoria L. Freed 1.06 Guy P. Sansone 1.07 Denise W. Warren 1.08 Lee S. Wielansky 2. Advisory approval of named executive officer compensation 3. Advisory vote on the frequency of future advisory votes to approve named executive officer compensation 4. Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for 2023 NOTE: In their discretion, the named proxies are authorized to vote upon such business as may properly come before the meeting or any adjournments or postponements thereof.